UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________________________

SCHEDULE 14C INFORMATION

_____________________________________________________

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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☐	Preliminary Information Statement
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☒	Definitive Information Statement

Standard Metals Processing, Inc.
(Name of Registrant as Specified In Its Charter)

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INFORMATION STATEMENT OF STANDARD METALS PROCESSING, INC.
611 Walnut Street
Gadsden, AL 35901
Telephone (888) 960-7347

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDERS MEETING
Date of Mailing: April 16, 2021

To the Shareholders of Standard Metals Processing, Inc.:

The attached Information Statement is furnished by the Board of Directors (the “Board”) of Standard Metals Processing, Inc. (the “Company,” “SMPR”, “we” or “us”). The Company, a Nevada corporation, is a public company registered with the Securities and Exchange Commission.

On April 6, 2021, the shareholders holding more than 51% of the voting power of the Common Stock of the Company (the “Common Stock”, and the “Consenting Shareholders”) consented in writing to (the “Written Consent”):

(1)    To re-elect two members to the Company’s Board of Directors to hold office until the Company’s Annual Meeting of Shareholders in 2022 or until their successors are duly elected and qualified;

(2)    To ratify the appointment of Turner Stone & Co., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

(3)    To effect a 1-for-50 reverse stock split (“Reverse Stock Split”) with respect to the outstanding shares of the Company’s Common Stock. The Written Consent was sufficient to approve the Reverse Stock Split under Nevada law. The attached Information Statement describes the Reverse Stock Split that the shareholders of the Company have approved.

This Information Statement is prepared and delivered to meet the requirements of Section 78.390 of the Nevada Revised Statutes. This Information Statement is being mailed on or about April 16, 2021 to holders of record of Common Stock as of the close of business on April 12, 2021 (the “Record Date”). The Company had 133,630,343 shares of Common Stock outstanding as of the Record Date. Each share of Common Stock was entitled to one (1) vote.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Under Rule 14c-2(b) of the Securities Exchange Act of 1934, as amended, none of the actions described in the Information Statement may be taken earlier than 20 calendar days after we have sent or given the Information Statement to our shareholders. We intend to distribute this Notice and Information Statement to our shareholders on or about April 16, 2021.

The control share acquisition and dissenter’s rights provisions of Chapter 78 of the Nevada Revised Statues are not applicable to the matters disclosed in this Information Statement. Accordingly, there are no shareholder dissenters’ or appraisal rights in connection with any of the matters discussed in this Information Statement.

Please read this Notice and Information Statement carefully and in its entirety. It describes the terms of the actions taken by the shareholders.

Although you will not have an opportunity to vote to elect the members of the Board of Directors, ratify the appointment of Turner Stone & Co. as the Company’s auditors or approve of the Reverse Stock Split, this Information Statement contains important information about these items.

By Order of the Board of Directors
/s/ J. Bryan Read
J. Bryan Read
Chief Executive Officer

INFORMATION STATEMENT OF STANDARD METALS PROCESSING, INC.
611 Walnut Street
Gadsden, AL 35901
Telephone (888) 960-7347

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the shareholders of Standard Metals Processing, Inc., a Nevada corporation (the “Company,” “we” or “us”), to advise them of the corporate actions that have been authorized by written consent of the holders of more than 51% of the voting power (the “Consenting Shareholders”) of the Company’s outstanding capital stock as of the record date of April 12, 2021 (the “Record Date”). These actions are being taken without notice, meetings or votes in accordance with the Nevada Revised Statutes (“NRS”), Sections 78.315 and 78.320. This Information Statement is being mailed to the shareholders of the Company, as of the Record Date, on April 12, 2021.

The Board of Directors has approved and recommended to the shareholders for approval a 1-for-50 reverse stock split (“Reverse Stock Split”) with respect to the outstanding shares of the Company’s Common Stock.

On April 6, 2021, the Consenting Shareholders consented in writing to the Reverse Stock Split. In addition to approving the Reverse Stock Split, the Consenting Shareholders reelected the current members of the Board of Directors and ratified the appointment of Turner Stone & Co. as the Company’s auditors for the year ended December 31, 2021. This consent was sufficient to approve these actions under Nevada law.

NO VOTE REQUIRED

We are not soliciting consents to approve any of the above actions. Nevada law permits the Company to take any action which may be taken at an annual or special meeting of its shareholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

NO DISSENTERS’ RIGHTS

Pursuant to the Nevada Revised Statues, NRS 92A.300 to 92A.500 inclusive, NONE of the corporate actions described in this Information Statement will afford to shareholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

Interests of Certain Parties in the Matters to be Acted Upon

Ms. Ullman, a director, and Chief Financial Officer of the Company is also a member of Granite Peak Resources, LLC. Other than with respect to the Consenting Shareholders, none of the executive officers of the Company has any substantial interest resulting from the Reverse Stock Split that is not shared by all other shareholders pro rata, and in accordance with their respective interests.

Requests for Shareholder Materials

If requested by phone, we will promptly provide one copy of this Information Statement to a shareholder. Requests by phone should be directed to American Stock Transfer & Trust Company, LLC (“AST”) Customer Service at 1-800-937-5449. The Company filings are also available on the Internet on the SEC’s website at www.sec.gov.

NOTICE TO SHAREHOLDERS OF ACTIONS APPROVED
BY CONSENTING SHAREHOLDERSS

ELECTION OF DIRECTORS

The following table sets forth certain information with respect to persons elected to the Board of Directors of the Company by the Written Consent:

Name	Age	Position with the Company
J. Bryan Read	58	Chief Executive Officer, Director and Secretary
Sharon Ullman	74	Chief Financial Officer, Chairwoman, Treasurer and Chief Administrative Officer

Biographies

J. Bryan Read, Lt. Col, US Army (R) — Chief Executive Officer, Director and Secretary

Mr. Read was appointed Chief Executive Officer on December 13, 2016 honorably served as an officer and a commander in the United States Army. He has over twenty years professional military experience in leadership management, military logistics, training operations, missile defense, property management, diplomacy, and supply systems. He has commanded military organizations from platoon up through battalion level. As a military attaché assigned to the State Department and an overseas United States Embassy in the Former Soviet Union, he regularly planned and conducted meetings with high level foreign government officials and ministries on behalf of the United States involving important defense and commerce related matters. He has served as the Russian language Interpreter and team leader for the U.S. Humanitarian Special Operations Mission to Semipalatinsk, Kazakhstan. Additionally, he was a professor at the United States Military Academy at West Point.

Bryan has served as a business development executive officer and independent business development consultant for variety of companies and industries. He has introduced businesses to private and government sector opportunities by utilizing operations research, analytics, and networking. The goal was to present revenue generating opportunities as well as merger and acquisition opportunities. His duties included negotiating terms of agreement for client projects, analyzing business models, developing marketing strategies, and reviewing P&L. His clients’ products and services have included the following industries: renewable energy, mining, precious metals processing, B2B connectivity/management services, e-mail encryption technology software, EVM software, steel manufacturing technology, construction, antennas, smart grid technologies, computer simulations, and sports recovery nutritional products. He has also served as a business development liaison between Bio-Pharmaceutical companies in order to coordinate clinical research for FDA approval. He has regularly organized and facilitated meetings for clients with fortune 500 senior management, government agencies, and congressional staffs. His efforts have a proven track record of producing contracts, teaming arrangements, alliances, and reseller agreements.

As a member of the American Council of Renewable Energy (ACORE), Mr. Read has served on the Power and Infrastructure Committee and the Defense Initiatives Energy Committee. These committee positions allowed him to regularly provide input to elected officials on future energy policy. He regularly attends national energy conferences to connect and share ideas with public and private leaders in the energy community. Bryan is also the President and Founder of Keystone General Contracting and Technologies LLC., a Veteran Owned Small Business.

Mr. Read has a master’s degree from Cornell University and is a graduate of the United States Army Command and General Staff College. He was a Senior Fellow at the George C. Marshall European Center for Security Studies in Garmisch, Germany. He earned his bachelor’s degree from the University of Alabama.

Sharon L. Ullman — Chief Financial Officer, Chairwoman, Treasurer, and Chief Administrative Officer

Sharon L. Ullman was appointed to our board of directors on March 18, 2011, in connection with the Shea Exchange Agreement. Effective December 16, 2011, Ms. Ullman was appointed to serve as the Company’s interim Chief Executive Officer and Executive Chairperson of the Board. On October 9, 2012, the Board of Directors voted to remove “interim” from her title and approve her position as Chief Executive Officer and Chairman of the Board. On February 6, 2014, the Board of Directors voted to appoint Ms. Ullman the Company’s President and Executive Chairwoman of the Board of Directors. On August 20, 2015 Ms. Ullman stepped down as CEO and President and took on the role of Chief Administrative Officer, she was appointed as the Interim Chief Financial Officer on October 26, 2015. Her appointment as CFO and Chief Administrative Officer was confirmed by the Board of Directors on April 4, 2016 and she was also appointed as the Treasurer.

Since June 2010, Ms. Ullman has served as the Manager of Afignis, LLC (“Afignis”), a New York limited liability company, which was established to identify and develop mining, natural resource and agricultural opportunities on a global basis, with a focus on emerging markets. Afignis has made several investments, including currently holding approximately 12% of our outstanding common stock and the acquisition of mining and agricultural interests in Sierra Leone, Africa. The Sierra Leone investment is managed by Afignis Sierra Leone Limited, a Sierra Leone company, which is a strategic partnership between the Mende tribe and Afignis. Ms. Ullman has been the President of Afignis Sierra Leone Limited since 2010. Afignis Sierra Leone Limited is involved in gold and diamond mining operations and had interests in large parcels of arable land for agriculture including acres of cacao and coffee plantations.

Ms. Ullman is active in philanthropic and government relations through her work as the Founder, President and Chief Executive Officer of S. L. Ullman & Associates, Inc., formed in 2007 as a private consulting firm, and has been recognized for her achievements in these areas.

Ms. Ullman served as the Executive Director and President of the 23rd Street Association (the “Association”). Through her efforts, the Association was involved in the development of Project 9A, the Hudson River Waterfront and the High Line. She was a prominent leader in the revitalization of historic Madison Square Park, helping to raise millions for its restoration and maintenance. She successfully led the effort to establish the Flatiron/23rd Street Partnership, a Business Improvement District in the Flatiron/23rd Street area. Her efforts as the founding member and member of the Board, helped reinforce the Flatiron/23rd Street area’s growing stature as one of the city’s premier destination spots.

Ms. Ullman has worked with all levels of government and government agencies and has been widely acknowledged for her contributions. Her numerous awards include being voted a top 100 New Yorker. She was written into the congressional record with remarks in recognition of her outstanding leadership by congresswoman Carolyn Maloney in 2004 and 2007, she received letters of recognition and outstanding citizen citations from President Bill Clinton, Governor George Pataki, Mayors Michael Bloomberg and Rudolf Giuliani, and she received letters of recognition from then senator Hillary Rodham Clinton and Charles E. Schumer.

Ms. Ullman has been awarded the Outstanding Citizen Award from Speaker Christine Quinn, Council of the City of New York, and letters of recognition from State Senators, State Assembly Members, City Council Members and Police Commissioners. She received the Tilden Humanitarian Award and the Humanitarian of the Year Award from Concerned Citizen’s Speak. She has participated in Mayor Bloomberg’s “Friday Morning Breakfasts” for outstanding community leaders to discuss important issues affecting the city.

RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITORS

The Board of Directors has appointed Turner, Stone & Company L.L.P, as the Company’s independent certified public accountants for the fiscal year ending December 31, 2021. Turner, Stone & Company L.L.P, was the independent public auditor of the Company for the fiscal year ended December 31, 2020. The affirmative vote of a majority of the shareholders has ratified the appointment of Turner, Stone & Company L.L.P, as the Company’s independent public auditor.

REVERSE STOCK SPLIT

The Board of Directors has approved a reverse stock split of the outstanding Common Stock on the basis of one share for every fifty shares currently issued and outstanding. The holder of every fifty shares of Common Stock outstanding when the Certificate of Change is filed with the Nevada Secretary of State (the “Effective Date”) will receive one share of Common Stock upon the effectiveness of the proposed Reverse Stock Split. There will not be a change in the par value of the Common Stock of the Company. To avoid the existence of fractional shares of Common Stock, if a shareholder would otherwise be entitled to receive a fractional share, such shareholder will be entitled to receive an additional whole share. The reverse stock split will occur automatically on the Effective Date without any action on the part of shareholders and without regard to the date certificates representing shares of Common Stock are physically surrendered for new certificates.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

Shareholders will hold the same percentage interest in the Company as they held prior to the Reverse Stock Split, but their interest will be represented by 1/50th as many shares. For instance, if a shareholder presently owns one hundred shares, after the reverse stock split they will own two shares (100 divided by 50 equals 2 shares).

Based on the number of shares currently issued and outstanding, immediately following the Reverse Stock Split the Company will have approximately 2,672,606 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) based on the ratio for the Reverse Stock Split of 1-for-50.

The Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its shareholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Split may limit the opportunity for the Company’s shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device. The Company’s certificate of incorporation and by-laws do not have any anti-takeover provisions.

The Board of Directors will determine the actual time of filing of the Certificate of Change. The Reverse Stock Split will be effective upon the filing of a Certificate of Change with the Secretary of State of the State of Nevada after all regulatory approvals have been received.

The Board reserves the right, notwithstanding shareholder approval and without further action by shareholders, to elect not to proceed with the Reverse Stock Split if the Board determines that the Reverse Stock Split is no longer in the best interests of the Company and its shareholders.

Principal Effects of the Reverse Stock Split

General

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not change the proportionate equity interests of such shareholders, nor will the respective voting rights and other rights of holders of our Common Stock be altered, except for possible changes due to the treatment of fractional shares resulting from the Reverse Stock Split.

Accounting Matters

The Reverse Stock Split will not affect total shareholders’ equity on our balance sheet. The per share net loss and net book value per share of our Common Stock will be increased as a result of the Reverse Stock Split because there will be fewer shares of our Common Stock outstanding.

Certain U.S. Federal Income Tax Consequences

The discussion below is only a summary of certain U.S. federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our Common Stock and does not purport to be a complete discussion of all possible tax consequences. This summary addresses only those shareholders who hold their old Common Stock shares as “capital assets” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), and will hold the new Common Stock shares as capital assets. This discussion does not address all U.S. federal income tax considerations that may be relevant to particular shareholders in light of their individual circumstances or to shareholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign shareholders. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each shareholder should consult his, her or its own tax advisor as to the particular facts and circumstances that may be unique to such shareholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.

•        The Reverse Stock Split will qualify as a recapitalization for U.S. federal income tax purposes. As a result:

•        Shareholders should not recognize any gain or loss as a result of the Reverse Stock Split.

•        The aggregate basis of a shareholder’s pre-Reverse Stock Split shares will become the aggregate basis of the shares held by such shareholder immediately after the Reverse Stock Split.

•        The holding period of the shares owned immediately after the Reverse Stock Split will include the shareholder’s holding period before the Reverse Stock Split.

The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. Federal tax penalties. It was written solely in connection with the proposed Reverse Stock Split of our Common Stock.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

We anticipate that the Reverse Stock Split will become effective on May 18, 2021, or as soon thereafter as is reasonably practicable (the “Effective Date”). Beginning on the Effective Date, each stock certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares of Common Stock.

Our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), will act as exchange agent (the “Exchange Agent”) for purposes of implementing the exchange of stock certificates. Holders of pre- Reverse Stock Split shares of Common Stock are asked to surrender to the Exchange Agent stock certificates representing pre-Reverse Stock Split shares of Common Stock in exchange for stock certificates representing post-Reverse Stock Split shares of Common Stock in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. No new stock certificates will be issued to a Shareholder until such Shareholder has surrendered the outstanding stock certificate(s) held by such Shareholder, together with a properly completed and executed letter of transmittal.

Further, prior to filing the Certificate of Change reflecting the Reverse Stock Split, we must first notify the Financial Industry Regulatory Authority (“FINRA”) by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to our anticipated record date of May 18, 2021 for the Reverse Stock Split. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

FRACTIONAL SHARES

No fractional shares of Common Stock will be issued as the result of the Reverse Stock Split. Instead, the Company will issue to the Shareholders one additional share of Common Stock for each fractional share.

NO APPRAISAL RIGHTS

Under Nevada law, our Shareholders are not entitled to appraisal rights in connection with the Reverse Stock Split.

The reverse stock split will be effected by the Company filing a Certificate of Change (the “Certificate”) pursuant to Nevada Revised Statutes (“NRS”) Section 78.209 with the Secretary of State of the State of Nevada. The Certificate is not effective until the Effective Date. Under Nevada law, no amendment to the Company’s Articles of Incorporation is required in connection with the reverse stock split.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, together with the accompanying footnotes, sets forth information regarding the beneficial ownership of the Common Stock of the Company as of April 6, 2021, for (i) each person known by the Company to own beneficially more than 5% of the Company’s Common Stock, (ii) each of the Company’s executive officers, (iii) each of the Company’s directors and (iv) all directors and executive officers as a group. Applicable percentage ownership in the following table is based on 133,630,343 shares of Common Stock outstanding as of April 6, 2021.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. In addition, shares of Common Stock issuable upon exercise of options, warrants and other convertible securities beneficially owned that are exercisable within sixty days of April 6, 2021, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

Beneficial Owners of More than 5%:

Name	Shares Beneficially Owned	Percentage of Class
Granite Peak Resources, LLC
30 N Gould Street,
Suite R Sheridan, WY 82081	71,624,748	53.6%
Directors and Named Executive Officers:
J. Bryan Read
611 Walnut Street
Gadsden, AL 35901	150,000	* %
Sharon Ullman
611 Walnut Street
Gadsden, AL 35901	2,500,0001	1.9%

____________

*        Denotes >1%

(1)      Ms. Ullman’s shares are held by Afignis, LLC of which she is the sole member and manager. Ms Ullman is a member of Granite Peak Resources, LLC

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as “expects,” “anticipates,” “plans,” “believes,” “projects,” and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

•        Annual Report on Form 10-K for the year ended December 31, 2020

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any shareholder upon written request.

By Order of the Board of Directors
/s/ J. Bryan Read
J. Bryan Read
Chief Executive Officer

Gadsden, Alabama
April 16, 2021

JOINT WRITTEN CONSENT OF THE BOARD OF DIRECTORS AND
MAJORITY HOLDERs OF THE COMMON STOCK OF
OF STANDARD METALS PROCESSING, INC.

The undersigned, being all of the directors and the holders of a majority of the shares of Common Stock (“Consenting Shareholders”) of Standard Metals Processing, Inc., a Nevada corporation (the “Company”), hereby adopt the following resolution by their written consent thereto as of April 6, 2021 hereby waiving all notice of and the holding of a meeting of the board of directors and Common Stock shareholders to act upon such resolutions.

BOARD OF DIRECTORS

WHEREAS, the Consenting Shareholders wish to reelect J. Bryan Read and Sharon Ullman, the current members of the Board of Directors to hold office until the Company’s Annual Meeting of Shareholders in 2022 or until their successors are duly elected and qualified;

NOW, THEREFORE, BE IT RESOLVED, that J. Bryan Read and Sharon Ullman are reelected as members of the Board of Directors to hold office until the Company’s Annual Meeting of Shareholders in 2022 or until their successors are duly elected and qualified;

REVERSE STOCK SPLIT

WHEREAS, the Board of Directors has determined that it is in the best interest of the Company and its shareholders to effectuate a 1-for-50 reverse stock split (“Reverse Stock Split”) with respect to the Common Stock, with all the fractional shares rounded to the nearest whole;

NOW, THEREFORE, BE IT RESOLVED, that the Company is authorized and directed to effectuate the Reverse Stock Split.

RATIFICATION OF THE APPOINTMENT OF AUDITOR

WHEREAS, the Board of Directors has determined that it is in the best interest of the Corporation and its shareholders to appoint Turner, Stone & Company, L.L.P. as the Company’s independent registered public accounting firm;

NOW, THEREFORE, BE IT RESOLVED, that Turner, Stone & Company, L.L.P. is appointed as the Company’s independent registered public accounting firm;

GENERAL RESOLUTION

NOW, THEREFORE, BE IT RESOLVED, that Consenting Shareholders of Standard Metals Processing, Inc. hereby elect J. Bryan Read and Sharon Ullman as members of the Board of Directors to hold office until the Company’s Annual Meeting of Shareholders in 2022 or until their successors are duly elected and qualified

NOW, THEREFORE, BE IT RESOLVED, that the board of directors and the Consenting Shareholders of Standard Metals Processing, Inc. hereby appoint Turner, Stone & Company, L.L.P. as the Company’s independent registered public accounting firm;

NOW, THEREFORE, BE IT RESOLVED, that the board of directors and the Consenting Shareholders of Standard Metals Processing, Inc. hereby approve the Reverse Stock Split; and

FINALLY, BE IT RESOLVED, that any and all actions heretofore or hereafter taken by any Director within the terms of the preceding resolutions, or any actions heretofore taken by the Board of Directors are hereby authorized, approved, ratified and confirmed in all respects and that the proper officers and/or directors of the Company are hereby authorized, empowered, and directed, in the name and on behalf of the Company, or otherwise, to execute all such instruments, documents, and certificates, and take all such further and other actions in connection with the resolutions hereinabove adopted as they may deem necessary, advisable, and proper to effectuate the intent and purpose of the foregoing resolutions.,

IN WITNESS WHEREOF, the undersigned constituting all the members of the board of directors and the majority voting power of the shareholders of the Company does hereby execute this resolution effective as April 6, 2021.

DIRECTORS:

By:	/s/ J. Bryan Read
By:	/s/ Sharon Ullman

CONSENTING MAJORITY SHAREHOLDERS:

Name	# of Voting power
Granite Peak Resources, LLC	53.6%
By: /s/ Anthony R. Russo
Name: Anthony R. Russo
Officers and Directors of the Company	2%
By: /s/ J. Bryan Read
By: /s/ Sharon Ullman
TOTAL	55.6%